AXIM BIOTECH

Better Delivery, Safer Treatments, Healthier Lives

Management Presentation

January 2019

SAFE HARBOR STATEMENT

This presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based upon the current beliefs and expectations of AXIM's management and are subject to significant risks and uncertainties. There can be no guarantees with respect to pipeline products that the products will receive the necessary regulatory approvals or that they will prove to be commercially successful. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include but are not limited to, general industry conditions and competition; general economic factors, including interest rate and currency exchange rate fluctuations; the impact of pharmaceutical industry regulation and healthcare legislation in the United States and internationally; global trends toward healthcare cost containment; technological advances, new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; AXIM's ability to accurately predict future market conditions; manufacturing difficulties or delays; financial instability of international economies and sovereign risk; dependence on the effectiveness of AXIM's patents and other protections for innovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions.

AXIM undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in AXIM's 2017 Annual Report on Form 10-K and the company's other filings with the Securities and Exchange Commission (SEC) available at the SEC's website (www.sec.gov).


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AXIM BIOTECH

ABOUT AXIM BIOTECH

AXIM® Biotechnologies, Inc. (AXIM) is a world leader in the research and development of cannabinoid-based pharmaceutical products.

Along with building a robust intellectual property portfolio, AXIM is focused on clinical development programs that bring more efficacy and/or lower side effects than existing alternatives and require small to medium budgets and timelines to bring to market which presents a high added-value to the pharmaceutical field.

- **5** issued patents
- **12** additional patents pending
- **28** trademarks
- **Additional** byproducts on the nutraceutical market

OUR FLAGSHIP PRODUCTS

Focused clinical development program with 3 flagship products formulated and ready for further research


250 ml
500 ml

1

MedChew® with Dronabinol

Dronabinol-based gum that utilizes AXIM's proprietary chewing gum delivery system aiming to be bioequivalent to an FDA-approved medication treating nausea and pain in Chemotherapy and AIDS patients

2

MedChew® RL

CBD-based controlled release chewing gum targeted for treatment of Restless Leg Syndrome.

3

MedChew Rx®

A combination CBD/THC gum that will undergo clinical trials for the treatment of pain and spasticity associated with multiple sclerosis

STRATEGIC ADVANTAGES

Intellectual Property

- Worldwide patent on cannabinoid-based chewing gum delivery system
- Other patents include: suppository delivery system, combination opioid antagonist and cannabinoid products, combination anti-bacterial and cannabinoid products, and more
- Patented extraction and purification of Delta-9-THC methodology for use in MedChew® clinical development programs

Proven Delivery System Technology

- AXIM developed a transmucosal, controlled release delivery system for cannabinoid molecules
- Increased bioavailability of cannabinoid-APIs through oral intake versus traditional delivery systems
- APIs bypass stomach and liver degradation
- Allows for lower dosage, decreasing side effects including psychoactive properties
- Less toxicity

Regulatory Approvals & Certifications

- Meets compliance and quality standards according to the cGMP, FDA, and EMA
- Awarded cGMP certification for extraction and purification of cannabinoid APIs in Europe
- Medical Ethical Committee approval on human trials using proprietary formulations
- Pre-IND meeting with US FDA on bioequivalence program

SHORT AND MID-TERM STRATEGIC POSITIONING

- Focused business plan, to be implemented by incoming CEO, designed for speed to market
- Maximize the use of patented transmucosal, controlled-release chewing gum delivery system
- Strategic project selection, that has a +60% chance of being brought to market or POC, within 24-48 months
- Utilize existing and additional partnerships for further development of product pipeline at minimized costs
- Monetize all existing nutraceutical products though strategic partners focused on immediate return

Strong Future Value Proposition



SHORT & MID-TERM PRODUCT PIPELINE

Drug	Application	Indication	Pre-clinical	Formulation	Bioequivalence	Market
MedChew w/Dronabinol	Chewing Gum	Nausea/Vomiting/Loss of Appetite				

Drug	Application	Indication	Pre-clinical	Phase 1	Phase 2	Phase 3
MedChew RL	Chewing Gum	Restless Leg Syndrome				
MedChew Rx	Chewing Gum	Multiple Sclerosis/Pain Spasticity				
CanChew Rx	Chewing Gum	Drug-related psychosis				

MARKET ANALYSIS

Pharmaceutical Pipeline

$1.7 Bn
Nausea/Vomiting/Loss of Appetite (Source)

$700 Mn
Restless Leg Syndrome Global Market Size (Source)

$27.38 Bn
Multiple Sclerosis market by 2025 from $16.3 Billion in 2017 with CAGR of 6.3% (Source)

$6.8 Bn
Global Drug-Related Psychosis market in 2016 with future CAGR 2.5% (Source)

Nutraceutical Market

$184 Bn
Global Nutraceutical Market in 2015, CAGR 7.04% till 2022 (Source)

$31.4 Bn
Global OTC and Medicinal Cannabis market with CAGR 21% to 2022. US Market $9.2 Billion (Source)

$5.3 Bn
Herbal and Botanical Dietary Supplement market in the U.S. in 2011, up 4% from the previous year



COMPETITIVE ANALYSIS

The average market cap of the 3 leading medical CBN public companies (GWPH, INSY, ZYNE) is **$1.42 billion**

Pharmaceutical

GW pharmaceuticals | insys THERAPEUTICS, INC. | Zynerba PHARMACEUTICALS

The average market cap of the 3 leading consumer CBN public companies (CVSI, ELLXF, USNA) is **$1.14 billion**

Nutraceutical

CV SCIENCES A LIFE SCIENCE COMPANY | USANA | Elixinol



PRIORITIZING IN FOCUS AREAS, REDUCING OPERATING EXPENSES

In the short term, AXIM has identified the projects that have the best chance to make it to market within 24-48 months, with remaining initiatives moved to future development phases.

For current or upcoming Phase I trials, AXIM has selected:

1) MedChew™ with dronabinol, which targets treatment of chemotherapy-induced nausea and vomiting and planned to undergo a bioequivalence study as compared to FDA-approved Marinol®

2) MedChew™ RL which is planned to undergo clinical trials as a potential treatment for Restless Leg Syndrome (RLS)

3) MedChew Rx which will target treatment of pain and spasticity associate with Multiple Sclerosis

4) CanChew™ Rx which aims to treat drug-induced psychosis.

These four clinical trial programs were selected due to the shorter timeline and overall ability to bring the drugs to the market.

AXIM plans to maintain flat G&A costs in the short- and mid-term clinical development pipeline.

PROVEN MANAGEMENT TEAM



George Anastassov, MD, DDS, MBA
Founder | Chairman of the Board

Co-founder, CEO of CanChew Biotechnologies, LLC and Director and GP of Sanammad Foundation and Sanammad Pharmaceuticals, BV. R&D in Medicine and Biotechnologies since 1987



John W. Huemoeller II
Chief Executive Officer

Over 35 years of experience in financial markets in C-level positions. Brings focused approach to product development pipeline, focused on speed to market and cash management



Lekhram Changoer, MSC, BSC
Director, Chief Technology Officer

Co-founder, CSO of CanChew Biotech and Director and Partner of Sanammad Pharmaceuticals, BV. Co-founded several intellectual property-based pharmaceutical companies, 20+ years of experience in sales & marketing, product development, QA and R&D



Philip Van Damme, DMD, MD, PhD
Director, Chief Medical Officer

Co-founder, CEO of CanChew Biotech and Director and GP of Sanammad Foundation and Sanammad Pharmaceuticals, BV. Research and Development in Medicine and Biotechnologies since 1983

WORLD RENOWNED ADVISORY BOARD

Renger Witkamp, Professor	Chair in Nutrition and Pharmacology at Wageningen University, the best university in the Netherlands and No. 1 worldwide in agriculture and forestry
John Zajicek, Professor	Vice Dean Research and Chair of Clinical Neuroscience with the Plymouth University Peninsula Colleges of Medicine and Dentistry
Arno Hazekamp, PhD	Head of R&D for Bedrocan BV, and a globally-recognized expert in the chemical analysis, quality control and product development of medicinal cannabis
Jacques F. Meis, MD, PhD, Professor	Former President of the Dutch Society for Medical Mycology, former President of the European Confederation for Medical Mycology
Ilya Reznik, MD	Board-certified specialist in Adult Forensic & Clinical Neuro Psychiatry and a clinical practitioner utilizing medical cannabis in patient treatment for over ten years
Robert Ritch, Professor	Surgeon Director Emeritus and Chief of Glaucoma Services at New York Eye and Ear Infirmary of Mount Sinai School of Medicine in New York (NYEE)
Donald Abrams, Professor	Chief of the Hematology-Oncology Division at San Francisco General Hospital and a Professor of Clinical Medicine at the University of California San Francisco

AXIM BIOTECH

For further information, please contact:

Tel. +1 844 294 6246
info@aximbiotech.com
www.aximbiotech.com

North American Address:
45 Rockefeller Plaza, 20th Floor, New York, NY 10111, USA
+1 844 294 6246

European Address:
Boelewerf 32, Unit 3, 2987 VD Ridderkerk, The Netherlands
+31 10 8209 227